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                                                                   EXHIBIT 10.14

                               F.N.B. CORPORATION

                        1998 DIRECTORS' STOCK OPTION PLAN

                                     PURPOSE

                  The purpose of the F.N.B. Corporation Directors' Stock Option Plan (the "Plan") is to promote the interests of F.N.B. Corporation (the "Corporation") and its shareholders by attracting and retaining experienced and knowledgeable directors and by aligning their economic interest more closely with those of the Corporation's shareholders.

                                    SECTION 1

                       Effective Date and Duration of Plan

                  The effective date of the Plan shall be May 21,1998 (the "Effective Date"), which is the date of adoption of the Plan by the Executive Committee of the Board of Directors of the Corporation.

                                    SECTION 2

                                 Administration

                  The Plan shall be administered by the Corporation's Board of Directors and the Executive Committee of the Corporation's Board of Directors (collectively hereinafter referred to as "Board"). The Board shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan.

                  Subject to applicable state and federal laws and regulations or rules issued by Nasdaq or other national stock exchange on which the Corporation's stock is listed, the Board may at any time terminate or modify the Plan. The Board's authority to amend the Plan includes the following: (i) a material increase in the total number of common shares available for issuance under the Plan; (ii) a material modification of the eligibility requirements for participation in the Plan; or (iii) a material increase in the benefits accorded to participants under the Plan.

                                    SECTION 3

                                   Eligibility

                  All current directors of the Corporation are eligible to participate in the Plan. Future directors of the Corporation will also be eligible to participate in the Plan.

                  Subject to the provisions of the Plan, the Board shall have full and final authority, in its discretion, to grant stock options (with or without stock appreciation rights) as described herein and to determine the directors to whom stock options (with or without stock appreciation rights) shall be granted and the number of shares to be covered by each stock option. During the term of the Plan, the Board may issue annual grants of stock options to non-employee Directors of the Corporation equivalent to the total cash compensation received by such non-employee Director or which such non-employee Director would have been entitled to receive from the Corporation during the prior year as a member of the Corporation's Board of Directors or any Committee(s) thereof. The Board may issue annual grants of stock options to employee Directors of the Corporation equivalent to the average total cash compensation received by non-employee Directors from the Corporation during the prior year.



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                                    SECTION 4

                         Shares Available Under the Plan

                  Initially, the aggregate number of shares of the Corporation's common stock which may be issued or delivered and as to which stock options may be granted under the Plan is 400,000 shares. To the extent permitted under the terms of Section 2 of the Plan, the Board may from time to time increase or decrease the aggregate number of shares reserved for issuance with the grant of options under the Plan.

                  If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject to such stock option shall again be available for purposes of the Plan, except that to the extent that stock appreciation rights granted in conjunction with a stock option under the Plan are exercised and the related stock option surrendered, the number of shares available for purposes of the Plan shall be reduced by the number of shares, if any, of Common Stock issued or delivered upon exercise of such stock appreciation rights.

                  The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or repurchased shares or partly each.

                                    SECTION 5

             Grant of Stock Options, Stock Appreciation Rights, and
                        Limited Stock Appreciation Rights

                  The Board shall have authority, in its discretion, to grant "non-statutory stock options" (stock options which do not qualify under Section 422 of the Internal Revenue Code of 1986, as amended). The Board also shall have the authority, in its discretion, to grant stock appreciation rights in conjunction with non-statutory stock options with the effect provided in Section 6(D) hereof. Stock appreciation rights granted in conjunction with a non-statutory stock option may be granted either at the time such stock option is granted or at any time thereafter during the term of such stock option. The Board shall also have the authority, in its discretion, to grant limited stock appreciation rights in accordance with the provisions of, and subject to the terms and conditions set forth in Section 10.

                                    SECTION 6

                    Terms and Conditions of Stock Options and
                            Stock Appreciation Rights

                  Stock options and stock appreciation rights granted under the Plan shall be subject to the following terms and conditions:

                  (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Board, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of Common Stock covered by the stock option on the date of grant.

                  (B) The option price shall be payable in full in any one or more of the following ways:

                           (i)  in cash; and/or

                           (ii) in shares of Common Stock (which are owned by
                  the optionee free and clear of all liens and other encumbrances and which are not subject to the restrictions set forth in Section 9) having a fair market value on the date of exercise of the stock option, determined as provided in
                  Section 6(H), equal to the option price for the shares being purchased.

                                    If the option price is paid in whole or in
                  part in shares of Common Stock, any portion of the option price representing a fraction of a share shall be paid in cash. The date of exercise of a stock option shall be determined under procedures established by the Board, and the option price shall be payable at such time or times as the Board, in its discretion, shall determine. No shares shall be issued or delivered upon exercise of a stock option until full payment of the

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                  option price has been made. When full payment of the option price has been made and subject to the restrictions set forth in Section 9, the optionee shall be considered for all purposes to be the owner of the shares with respect to which payment has been made. Payment of the option price with shares shall not increase the number of shares of Common Stock which may be issued or delivered under the Plan as provided in
                  Section 4; or

                           (iii) by withholding such number of shares of Common
                  Stock then issuable upon exercise of the option as shall have an aggregate fair market value equal to the option price for the shares being acquired upon exercise of the option.

                  (C) Subject to Section 11 hereof, no stock option shall be exercisable during the first twelve (12) months of its term, except that this limitation on exercise shall not apply if the optionee dies during such twelve (12) month period. No non-statutory stock option shall be exercisable after the expiration of ten (10) years from the date of grant. Subject to this Section 6(C) and Sections 6(F), 6(G) and 6(H), stock options may be exercised at such times, in such amounts and subject to such restrictions as shall be determined, in its discretion, by the Board.

                  (D) Stock appreciation rights shall be exercisable to the extent that the related stock option is exercisable and only by the same person or persons who are entitled to exercise the related stock option. Stock appreciation rights shall entitle the optionee to surrender the related stock option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate fair market value equal to the excess of the fair market value of one share of Common Stock on such date of exercise over the option price per share, multiplied by the number of shares covered by the stock option, or portion thereof, which is surrendered. Cash shall be paid in lieu of any fractional shares. The Board shall have the authority, in its discretion, to determine that the obligation of the Corporation shall be paid in cash or part in cash and part in shares, except that the Corporation shall not pay to any person who is subject to the provisions of Section 16 of the Exchange Act at the time of exercise of stock appreciation rights any portion of the obligation of the Corporation in cash (except cash in lieu of a fractional share) unless such stock appreciation rights are exercised in a period during which such person is not prohibited from trading Corporation stock by the rules and regulations promulgated under Section 16 of the Exchange Act by the Securities and Exchange Commission. The date of exercise of stock appreciation rights shall be determined under procedures established by the Board, and payment under this Section 6(D) shall be made by the Corporation as soon as practicable after the date of exercise. To the extent that a stock option as to which stock appreciation rights have been granted in conjunction therewith is exercised, the stock appreciation rights shall be canceled. For the purposes of this Section 6(D), the fair market value of Common Stock shall be determined as provided in Section 6(H).

                  (E) No stock option or stock appreciation rights shall be transferable by an optionee other than by will, or if an optionee dies intestate, by the laws of descent and distribution of the state of domicile of the optionee at the time of death, and all stock options and stock appreciation rights shall be exercisable during the lifetime of an optionee only by the optionee.

                  (F) Unless otherwise determined by the Board and set forth in the stock option agreement referred to in Section 6(G) or an amendment thereto:

                           (i) Following the death of an optionee during his or
                  her tenure as a director of the Corporation, any outstanding stock option held by the optionee at the time of death shall be exercisable in full (whether or not so exercisable on the date of the death of the optionee) by such optionee's estate or by the person or persons entitled to do so under the will of the optionee, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of such stock option or within one (1) year after the date of death, whichever is the shorter period. Following the death of an optionee after his or her resignation or retirement from the Corporation's Board of Directors, but during a period when a stock option is exercisable in full (whether or not so exercisable on the date of the death of the optionee) as provided in clause (i) above, any outstanding stock option held by the optionee at the time of death shall be exercisable by such optionee's estate or by such person or persons entitled to do so under the Will of the optionee or by such legal representative to the



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                  extent the stock option was exercisable by the optionee at the time of death at any time prior to the expiration date of such stock option.

                           (ii) In the event a director resigns from the Board
                  or is terminated from the Board as a result of intentional, willful, reckless or grossly negligent conduct of the director entailing a substantial violation of any material provisions of federal or state laws, rules, regulations, or orders or directives of any governmental agency applicable to the Corporation or its affiliates, or Corporation policy or agreement with the Corporation, the rights of such optionee under any then outstanding stock option shall terminate at the time of the director's resignation or termination. In addition, if an optionee engages in the operation or management of a business, whether as owner, partner, officer, director, consultant, advisor or agent (whether paid or unpaid) or otherwise and whether during or after the director's resignation from the Corporation's Board, which is in competition with the Corporation or any of its Subsidiaries, the Board may in its discretion immediately terminate all stock options held by the optionee. Whether an optionee has engaged in the operation or management of a business which is in competition with the Corporation or any of its Subsidiaries shall be determined in each case by a majority vote of the Board and any such determination by the Board shall be final and binding.

                  (G) All stock options and stock appreciation rights shall be confirmed by a stock option agreement, or an amendment thereto, which shall be executed by the Chief Executive Officer or the President (if other than the Chief Executive Officer) or any Executive Vice President or Vice President on behalf of the Corporation and by the director to whom such stock options and stock appreciation rights are granted.

                  (H)       Fair market value of the Common Stock,

                           (i) so long as the Common Stock trades on the Nasdaq
                  National Market, the "fair market value" of such stock shall be the average of the closing bid and ask price quoted on the Nasdaq National Market on the trade date immediately preceding the date as of which "fair market value" is to be determined or other reasonable method or formula as may be determined by the Board in its discretion; or

                           (ii) in the event the Common Stock ceases to be
                  traded on the Nasdaq National Market and is traded on another exchange, the "fair market value" of such stock shall be as set forth in such reliable publication as the Board, in its discretion, may choose to rely upon, by taking the average of the highest and lowest price per share transaction of the Common Stock as quoted on such exchange on the nearest date before the date as of which fair market value is to be determined or by such other reasonable method or formula as may be determined by the Board in its discretion.

                  (I) The obligation of the Corporation to issue or deliver shares of Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, and (ii) all other applicable laws, regulations, rules and orders which may then be in effect.

                           Subject to the foregoing provisions of this Section 6 and the other provisions of the Plan, any stock option or stock appreciation rights granted under the Plan shall be subject to such other terms and conditions as the Board shall deem advisable.

                                    SECTION 7

                                 Reload Options

                  (A) Authorization of Reload Options. Concurrently with the award of any stock option under this Plan (such option is hereinafter referred to as the "Underlying Option"), to any participant in the Plan, the Board may grant a reload option (the "Reload Option") to such participant pursuant to which the participant shall be entitled to purchase, as provided in Section 6(B), a number of shares of Common Stock as specified below. A Reload Option shall be exercisable for a number of shares of Common Stock equal to (a) the number of shares delivered by the participant to the Corporation to exercise the Underlying Option pursuant to Section 5(b)(ii) or (iii) and (b) to the extent authorized by the Board, the number of shares used



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         to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of shares of Common Stock under the Plan at the time of such exercise. The grant of a Reload Option shall become effective upon the exercise of the Underlying Option by delivering to the Corporation shares held by the participant pursuant to Section 5(b)(ii) or (iii). Reload Options are not intended to qualify as "incentive stock options" under Section 422 of the Code.

                  (B) Reload Option Amendment. Each stock option agreement in connection with an option granted under the Plan shall state whether the Board has authorized Reload Options with respect to the Underlying Option covered by such agreement. Upon the exercise of an Underlying Option, the Reload Option will be evidenced by an amendment to the stock option agreement governing the Underlying Option.

                  (C)      Terms of Reload Option.

                           (i) The option price per share for a Reload Option
                  shall be the fair market value per share of the Common Stock on the date the grant of the Reload Option becomes effective.

                           (ii) Each Reload Option shall be fully exercisable
                  subject to such limitations on exercisability, if any, as may be imposed by the Board in its discretion at the time of the grant of the Underlying Option. The term of each Reload Option shall be equal to the remaining option term of the Underlying Option.

                           (iii) No Reload Option granted to a participant shall
                  become effective when options are exercised by such participant (or by such participant's estate or personal representative) pursuant to the terms of the Plan following termination of the participant's tenure as a director of the Corporation.

                           (iv) Except as otherwise provided in this Section 7,
                  the provisions of Section 6 of the Plan applicable to stock options shall apply equally to Reload Options.

                                    SECTION 8

                      Adjustment and Substitution of Shares

                  If a dividend or other distribution shall be declared upon the Common Stock payable in shares of Common Stock, the number of shares of Common Stock then subject to any outstanding stock option and the number of shares which may be issued or delivered under the Plan but are not then subject to an outstanding stock option shall be adjusted by adding thereto the number of shares which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.

                  If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding stock option and for each share of Common Stock which may be issued or delivered under the Plan but is not then subject to an outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchangeable.

                  In the case of any adjustment or substitution as provided for in this Section 8, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place, rounded.

                  All fractional shares or other securities which result from any such adjustment or substitution shall be carried to at least three decimal places with the last decimal place, rounded. However, upon exercise of stock options, no adjustment or substitution provided for in this Section 8 shall require the Corporation to issue or sell a fraction of a share or other security.



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                                    SECTION 9

                   Restrictions on Transfer of Certain Shares

                  Shares of Common Stock acquired by a director of the Corporation under exercise of an option pursuant to Section 6(B) shall not be sold or otherwise transferred (including any sale or transfer pursuant to Section 6(B)(iii)) prior to (i) the expiration of six months after the date of the grant of the option to the optionee; or (ii) any lesser period of time permitted by the Securities and Exchange Commission pursuant to Section 16b of the Securities Exchange Act of 1934, whichever may first occur. The Corporation is authorized to (i) retain the certificate(s) representing such shares or place such certificates in the custody of its transfer agent, (ii) place a restrictive legend on such shares, and/or (iii) issue a stop transfer order to the transfer agent with respect to such shares in order to enforce the transfer restrictions of this Section 9.

                                   SECTION 10

                        Limited Stock Appreciation Rights

                  Limited stock appreciation rights may be granted in connection with all or part of a non-statutory option, at the time such option is granted or at any time thereafter during the term of the such option.

                  Limited stock appreciation rights shall entitle the holder of an option in connection with which such limited stock appreciation rights are granted, upon exercise of the limited stock appreciation rights, to surrender the stock option, or any applicable portion thereof, and any related stock appreciation rights, to the extent unexercised, and to receive an amount of cash determined pursuant to this Section 10. Such option, and any related stock appreciation rights, shall, to the extent so surrendered, thereupon cease to be exercisable.

                  Limited stock appreciation rights shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent with the Plan as shall from time to time be approved by the Board.

                  (A) Limited stock appreciation rights shall be exercisable, subject to Section 10(B), during any one or more of the following periods:

                           (i) for a period of 60 days beginning on the date on
                  which shares of Common Stock are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Corporation), whether or not such offer is approved or opposed by the Corporation and regardless of the number of shares of Common Stock purchased pursuant to such offer;

                           (ii) for a period of 60 days beginning on the date
                  the Corporation acquires knowledge that any person or group deemed a person under Section 13(d)(3) of the Exchange Act (other than any director of the Corporation on November 1, 1989, any Affiliate or Associate of any such director (with such terms having the respective meanings set forth in Rule 12b-2 under the Exchange Act as in effect on November 1,
                  1989), any member of the family of any such director, any trust (including the trustees thereof) established by or for the benefit of any such persons, or any charitable foundation, whether a trust or a corporation (including the trustees and directors thereof) established by or for the benefit of any such persons), in a transaction or series of transactions shall become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Corporation entitling the person or group to 10% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the Corporation would be entitled if the election of Directors were an election held on such date;

                           (iii) for a period of 60 days beginning on the date
                  of filing under the Exchange Act of a Statement on Schedule 13D, or any amendment thereto, by any person or group deemed a person under Section 13(d)(3) of the Exchange Act, disclosing an intention or possible intention to acquire or change control of the Corporation;


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                           (iv) for a period of 60 days beginning on the date of
                  the Corporation's Annual Meeting of Shareholders, during any period of two consecutive years, when individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Corporation, of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period; and

                           (v) for a period of 60 days beginning on the date of
                  approval by the shareholders of the Corporation of an agreement (a "reorganization agreement") providing for (a) the merger or consolidation of the Corporation with another corporation where the shareholders of the Corporation, immediately prior to the merger or consolidation, do not or will not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such shareholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of such corporation would be entitled in the election of Directors or where the members of the Board of Directors of the Corporation, immediately prior to the merger or consolidation, do not or will not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation or (b) the sale or other disposition of all or substantially all the assets of the Corporation.

                  (B) Subject to Section 11 hereof, limited stock appreciation rights shall in no event be exercisable unless and until the holder of the limited stock appreciation rights shall have completed at least six months of continuous service with the Corporation or a Subsidiary, or both, immediately following the date upon which the limited stock appreciation rights shall have been granted.

                  (C) Upon exercise of limited stock appreciation rights, the holder thereof shall be entitled to receive an amount of cash in respect of each share of Common Stock subject to the related option equal to the excess of the fair market value of such share over the option price of such related option, and for this purpose fair market value shall mean the highest sale price of the Common Stock as reported on the Nasdaq National Market System or other national stock exchange on which the Corporation's Common Stock is listed or the highest stock price for Corporation Common Stock as set forth in such reliable publication as the Board, in its discretion, may choose to rely upon during the period beginning on the 90th day prior to the date on which the limited stock appreciation rights are exercised and ending on such date, except that (a) in the event of a tender offer or exchange offer for Common Stock, fair market value shall mean the greater of the highest sale price or highest price paid for Common Stock pursuant to any tender offer or exchange offer in effect at any time beginning on the 90th day prior to the date on which the limited stock appreciation rights are exercised and ending on such date, (b) in the event of the acquisition by any person or group of beneficial ownership of securities of the Corporation entitling the person or group to 10% or more of all votes to which all shareholders of the Corporation would be entitled in the election of Directors or in the event of the filing of a Statement on Schedule 13D, or any amendment thereto, disclosing an intention or possible intention by any person or group to acquire control of the Corporation, fair market value shall mean the greater of such highest sale price or the highest price paid per share paid for Common Stock shown on the Statement on Schedule 13D, or any amendment thereto, filed by the person or group becoming a 10% beneficial owner or disclosing an intention or possible intention to acquire control of the Corporation and (c) in the event of approval by shareholders of the Corporation of a reorganization agreement, fair market value shall mean the greater of the highest sale price, highest price paid or the fixed or formula price specified in the reorganization agreement if such price is determinable as of the date of exercise of the limited stock appreciation rights. Any securities or property which are part or all of the consideration paid for Common Stock in a tender offer or exchange offer or under an approved reorganization agreement shall be valued at the higher of (a) the valuation placed on such securities or property by the person making the tender offer or exchange offer or by the corporation other than the Corporation issuing securities or property in the merger or consolidation or to whom the Corporation is selling or otherwise disposing of all or substantially all the assets of the Corporation and (b) the valuation placed on such securities or property by the Board.

                  (D) To the extent that limited stock appreciation rights shall be exercised, the option in connection with which such limited stock appreciation rights shall have been granted shall be deemed to have been exercised and any related stock appreciation rights shall be canceled. To the extent that the option


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         in connection with which limited stock appreciation rights shall have been granted or any related stock appreciation rights shall be exercised, the limited stock appreciation rights granted in connection with such option shall be canceled.

                                   SECTION 11

               Acceleration of the Exercise Date of Stock Options
                      and Related Stock Appreciation Rights

                  Notwithstanding any other provision of this Plan, all stock options and stock appreciation rights shall become exercisable upon the occurrence of any of the events specified in Section 10(A) whether or not such options are then exercisable under the provisions of the applicable agreements relating thereto, except that if stock appreciation rights have been granted along with limited stock appreciation rights to the same option holder with respect to the same option, in no event may the stock appreciation rights be exercised for cash during any of the 60- day periods provided for in Section 10.

                                   SECTION 12

              Effect of the Plan on Pooling Accounting Requirements

         It is intended that the Plan be administered and that shares of Common Stock acquired upon exercise of stock options under the Plan comply with the requirements of generally accepted accounting principles (including pronouncements by the Financial Accounting Standards Board) relating to accounting for certain mergers and business combinations to which the Corporation or one or more of its subsidiaries may be parties on a pooling of interests basis. Each stock option agreement relating to the grant of stock options under the Plan may contain terms and provisions designed to ensure such compliance.

                                   SECTION 13

          Effect of the Plan on the Rights of Directors and Corporation

                  Neither the adoption of the Plan nor any action of the Board pursuant to the Plan shall be deemed to give any director any right to be granted a stock option (with or without stock appreciation rights) under the Plan and nothing in the Plan, in any stock option or stock appreciation rights granted under the Plan or in any stock option agreement shall confer any right to any director to continue as a director of the Corporation or interfere in any way with the rights of the Corporation to remove the director from the Company's Board of Directors in accordance with the Corporation's Articles of Incorporation and Bylaws at any time.




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                  F.N.B. Corporation o One F.N.B. Boulevard o

              Hermitage, Pennsylvania 16148-3363 o (724) 981-6000